Exhibit 10.1
FORM OF SUBSCRIPTION AGREEMENT
THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of                     , 2008, by and among Irvine Sensors Corporation, a Delaware corporation (the “Company”), and the subscriber identified on the signature page hereto (“Subscriber”).
WHEREAS, the Company is offering secured promissory notes in the aggregate principal amount of $1,000,000 in such denominations as the Company deems advisable (the “Notes”) and, as additional consideration for the Notes, the Company shall issue shares of its $0.01 par value common stock (“Common Stock”) to each Subscriber with a value equal to 25% of the principal amount of the Notes purchased by such Subscriber, based on the fair market value of the Common Stock (as determined in accordance with Nasdaq’s rules) (the “Market Value”) as of the date of issuance of the Notes (the “Initial Shares”) and the Company may also issue an additional number of shares of its common stock to each investor equal to 12.5% or 25% of the principal amount of the Notes purchased by such Subscriber, based on the Market Value of the Common Stock (determined as described below) (together with the Initial Shares, the “Shares”). The Company will issue the Initial Shares to the investors upon the earlier of (i) the closing of a Qualified Financing (as defined herein), or (ii) seven months following the issuance date of the Notes or as soon as practicable thereafter as permitted by The NASDAQ Stock Market, LLC (“Nasdaq”). The Notes and Shares will only be offered and sold to a limited number of subscribers who are “Accredited Investors,” as such term is defined hereinafter, in accordance with the terms and conditions set forth in the confidential private placement memorandum dated August 29, 2008 (the “Confidential Placement Memorandum” or the “Memorandum”) that was furnished by the Company to the Subscriber. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Memorandum.
WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”), and similar exemptions under applicable state securities laws.
WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscriber, as provided herein, and the Subscriber, shall purchase the Note, in the form attached hereto as Exhibit A, and the Shares. The Subscriber desires to acquire Note in the original principal amount set forth on the signature page hereto pursuant to the Confidential Placement Memorandum and the terms and conditions of this Agreement. The Note and the Shares are collectively referred to herein as the “Securities.”
NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscriber hereby agree as follows:
1. (a) Subscription. In accordance with the terms and conditions of the Confidential Placement Memorandum, the Subscriber, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase Note in the original principal amount set forth on the signature page hereto and to pay the original principal amount in immediately available funds contemporaneously with the execution and delivery of this Subscription Agreement. The execution and delivery of this Agreement by the Subscriber will not constitute an agreement between the Subscriber and the Company until this Agreement has been accepted by the Company evidenced by receipt by the Subscriber of an acceptance page of this Agreement signed by the Company, and then subject to the terms and conditions of this Agreement. The Subscriber understands that acceptance or rejection, in whole or in part, by the Company and/or the Placement Agent (as defined herein) of the subscription and agreement of the Subscriber to purchase the Note is within the sole and absolute discretion of the Company and/or the Placement Agent. Likewise, the Subscriber understands acknowledges and agrees that acceptance by the Company and/or the Placement Agent of any subscription of a Subscriber, in whole or in part, is predicated upon the representations and warranties of the Subscriber as set forth hereinafter and that SUBSCRIPTIONS, ONCE RECEIVED BY THE COMPANY AND/OR THE PLACEMENT AGENT, ARE IRREVOCABLE BY THE SUBSCRIBER, AND, THEREFORE, MAY NOT BE WITHDRAWN.

(b) Closing Date. The closing of the purchase and sale of the Notes hereunder and under other Subscription Agreements (the “Closing”) shall be held at the offices of Dorsey & Whitney LLP, 38 Technology Drive, Suite 100, Irvine, California 92618 after subscriptions for the Securities have been accepted by the Company (the date of the Closing being hereinafter referred to as the “Closing Date”). Subscriptions will not be refunded unless the Company rejects Subscriber’s subscription, in whole or in part.
(c) Deliveries. The Subscriber shall deliver at the Closing the Omnibus Signature Page which the Company shall be authorized, upon satisfaction of the conditions set forth in Section 7 hereof, to attach to an execution version of the Secured Promissory Note, the Intercreditor Agreement, and the Collateral Agent Agreement, all in substantially the form attached to the Confidential Placement Memorandum with such minor modifications thereto, if any, as the Company deems are necessary and appropriate and are approved by the Placement Agent.
2. Shares. As consideration for the Notes, the Company shall issue the Initial Shares of the Common Stock to Subscriber with a value equal to 25% of the principal amount of the Note, based on the Market Value of the Common Stock as of the date of issuance of the Note. The Initial Shares will be issued to Subscriber upon the earlier of (i) the closing of a Qualified Financing or (ii) seven months following the issuance date of the Note or as soon as practicable thereafter as permitted by the Nasdaq. In the event that the Note has not been paid in full on or before the six month anniversary of the issuance date of the Note (the “Six Month Anniversary Date”), the Company shall issue an additional number of shares of the Common Stock to Subscriber with a value equal to 12.5% of the principal amount of the Note, based on the greater of (i) the Market Value of the Common Stock as of the first business day immediately following the Six Month Anniversary Date or (ii) the Market Value of the Common Stock as of the date of issuance of the Note (the “Six Month Shares”). In the event a Qualified Financing has closed prior to the Six Month Anniversary Date, the Six Month Shares will be issued to Subscriber upon the first business day immediately following the Six Month Anniversary Date or as soon as practicable thereafter as permitted by Nasdaq. In the event that a Qualified Financing has not closed prior to the Six Month Anniversary Date, the Six Month Shares will be issued to Subscriber upon the earlier of (i) the closing of a Qualified Financing or (ii) seven months following the issuance date of the Notes or as soon as practicable thereafter as permitted by Nasdaq. In the event that the Note has not been paid in full on or before the twelve month anniversary of the issuance date of the Note (the “Twelve Month Anniversary Date”), the Company shall issue an additional number of shares of the Common Stock to Subscriber with a value equal to 12.5% of the principal amount of the Note, based on the greater of (i) the Market Value of the Company’s Common Stock as of the first business day immediately following the Twelve Month Anniversary Date or (ii) the Market Value of the Common Stock as of the date of issuance of the Note. The Twelve Month Shares will be issued to such investors upon the first business day immediately following the date of the Twelve Month Anniversary Issuance or as soon as practicable thereafter as permitted by Nasdaq. For purposes of this Agreement, a “Qualified Financing” shall mean the closing of an equity private placement to be conducted by J.P. Turner & Company, L.L.C. with gross proceeds of at least $2.0 million.
3. Subscriber’s Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:
(a) Information on Company. The Subscriber acknowledges receipt of the Confidential Placement Memorandum. The Subscriber has had access at the EDGAR Website of the Commission to the Company’s Annual Report on Form 10-K for the year ended September 30, 2007, and all periodic and current reports filed with the Commission thereafter (hereinafter referred to as the “Reports”). The Subscriber has had the opportunity to review information regarding the Company, its business, operations, financial condition and the terms and conditions of the Securities, and considered all factors Subscriber deems material in deciding on the advisability of investing in the Securities. The offer to sell the Securities to the Subscriber was communicated to the Subscriber by the Company in such manner that the Subscriber was able to ask questions of and received answers from the Company or a person acting on the Company’s behalf concerning the terms and conditions of this transaction as well as to obtain any information requested by the Subscriber. Any questions raised by the Subscriber or its representatives concerning the transactions contemplated by this Agreement have been answered to the satisfaction of the Subscriber and its representatives. The Subscriber can fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Except as set forth in the Confidential Placement Memorandum or this Agreement, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this Agreement, the Subscriber is not relying on any information, other than that which is contained in the Confidential Placement Memorandum and the results of any independent investigation by the Subscriber.

(b) Information on Subscriber. The Subscriber is, and will be at the time of issuance of the Securities, an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber is not a broker-dealer under Section 15 of the Exchange Act or an officer, director or affiliate of the Company. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate. The information set forth in Schedule 1 hereto is correct in all respects.
(c) Purchase of Securities. The Subscriber is acquiring the Securities in the ordinary course of its business as principal for its own account, and not as nominee, for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof. The Subscriber does not have any contract, undertaking, agreement, understanding or arrangement, directly or indirectly, with any Person to distribute, sell, transfer or pledge to such Person, or anyone else, all or any part of the Securities, and the Subscriber has no present plan to enter into any such contract, undertaking, agreement, understanding or arrangement. The Subscriber further agrees to execute and deliver any further investment certificates as counsel to the Company deems necessary or advisable to comply with state or federal securities laws. The Subscriber understands that it shall not have any of the rights of a stockholder with respect to the Shares until the Shares are issued as provided herein.
(d) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Securities may not be sold, assigned or transferred and must be held indefinitely in the absence of (i) an effective registration statement under the Act and applicable state securities laws with respect thereto or (ii) an opinion of counsel satisfactory to the Company that such registration is not required. The Subscriber understands that the Company is under no obligation to register the Securities.
(e) Notes Legend. The Notes shall bear the following or similar legend (in addition to such other restrictive legends as are required or deemed advisable under any applicable law or any other agreement to which the Company is a party):
“THE TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS CONTAINED HEREIN. THIS NOTE HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF PAYEE THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f) Shares Legend. The stock certificates for the Shares shall bear the following or similar legend (in addition to such other restrictive legends as are required or deemed advisable under any applicable law or any other agreement to which the Company is a party):
“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND APPLICABLE STATE SECURITIES LAWS, COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (B) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.”
(g) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any other form of general advertising, or solicited or invited to attend a promotional meeting or any seminar or meeting by any general solicitation or general advertising.
(h) Authority; Enforceability. If the Subscriber is an entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Notes and otherwise to carry out its obligations hereunder. This Agreement, the Notes and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement, the Notes and such other agreements and to perform its obligations hereunder, thereunder and under all other agreements entered into by the Subscriber relating hereto and thereto.
(i) No Governmental Review. The Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities. The Subscriber understands that neither legal counsel to the Company, the Placement Agent, nor its counsel has independently verified the information concerning the Company included in the Memorandum or herein, all of which has been provided by the Company, nor has such legal counsel passed upon the adequacy or accuracy of the Memorandum. No independent third party, such as an investment banking firm, the Placement Agent, or other expert in evaluating businesses or securities, has made an evaluation of the economic potential of the Company.
(j) Certain Trading Activities. The Subscriber has not directly or indirectly, nor has any Person acting at the direction of the Subscriber, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the earlier to occur of (i) the time the Subscriber was first contacted by the Company or any other Person regarding the investment in the Company and (ii) the 30th day prior to the date of this Agreement. The Subscriber covenants that neither it nor any Person acting at the direction of the Subscriber will engage in any transactions in the securities of the Company (including Short Sales) after the date hereof and prior to the date that the transactions contemplated by this Agreement are publicly disclosed.

(k) Correctness of Representations. The Subscriber represents as to the Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date and as of the issuance of the Shares.
4. Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that:
(a) Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as disclosed in the Reports. The Company is duly qualified as a foreign corporation to do business and is in good standing in California.
(b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.
(c) Authority; Enforceability. This Agreement, the Notes, and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.
(d) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities, other than the filing by the Company of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, applicable Blue Sky filings, or otherwise as may be required by Nasdaq. The Transaction Documents and the Company’s performance of its obligations thereunder have been approved by the Company’s board of directors.
(e) No Violation or Conflict. Neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will violate, conflict with, result in a breach of, or constitute a default under (A) the certificate of incorporation or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty or regulation applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or (C) the terms of any material bond, debenture, note or other evidence of indebtedness, agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company is a party or by which it is bound, except the violation, conflict, breach, or default of which would not have a Material Adverse Effect on the Company. For purpose of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.

(f) The Securities. The Securities upon issuance:
(i) will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer set forth herein, under the 1933 Act and any applicable state securities laws;
(ii) have been, or will be, duly and validly authorized and on the date of issuance of the Shares against payment therefor will be duly and validly issued, fully paid and nonassessable;
(iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;
(iv) will not subject the holders thereof to personal liability by reason of being such holders; and
(v) will have been issued in reliance upon an exemption from the registration requirements of and will not result in a violation of Section 5 under the 1933 Act.
(g) Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.
(h) No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.
(i) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.
5. Escrow and Use of Purchase Price. The subscription payments made pursuant hereto prior to the Closing of the Offering will be deposited by the Placement Agent in an escrow account at a commercial bank or trust company of the Placement Agent’s choosing and agreeable to the Company. No interest will be earned by the Subscriber on subscription payments held in any escrow account. If for any reason the Closing of the purchase and sale of the Notes does not take place, the subscription payment will be returned to the Subscriber without interest and without deduction. Upon receipt of the Agreement and the subscription payment, and upon acceptance of the subscription by the Company, the subscription payments shall belong to the Company. If the subscription is not accepted by the Company then this Agreement will be null and void and the subscription payment will be returned to the Subscriber without interest and without deduction.
6. Securities Law Disclosures. The Company may in its sole discretion, following the Closing Date, (i) issue a press release and/or file a Current Report on Form 8-K disclosing the transactions contemplated hereby and (ii) make such other disclosures, filings and notices in the manner and time required by the Commission, any state securities commission, any national securities exchange or Nasdaq.

7. Conditions to Subscriber’s Obligations. The obligations of the Subscriber under Section 1(b) of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Subscriber:
(a) Representations and Warranties. The representations and warranties of the Company contained in Section 4 shall be true and correct in all material respects on and as of the Closing with the same effect as if made on and as of the Closing.
(b) Performance. The Company shall have performed or fulfilled in all material respects all agreements, obligations and conditions contained herein required to be performed or fulfilled by the Company at or prior to the Closing.
(c) Regulatory Matters. None of the issuance and sale of the Securities pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof. There shall not have been any legal action, order, decree or other administrative proceeding instituted against the Company or against the Subscriber relating to the issuance of the Securities or the Subscriber’s activities in connection therewith or any other transactions contemplated by this Agreement or the other Transaction Documents.
(d) Consents. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Transaction Documents.
7.1 Conditions to the Company’s Obligations. The obligations of the Company under Section 1(b) of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Company:
(a) Representations and Warranties. The representations and warranties of the Subscriber contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as if made on and as of the Closing.
(b) Performance. The Subscriber shall have performed or fulfilled in all material respects all agreements, obligations and conditions contained herein required to be performed or fulfilled by the Subscriber at or prior to the Closing.
(c) Subscription Payments. The Subscriber shall have delivered the aggregate subscription payment for the Notes in the amount specified for the Subscriber on the signature page hereto.
(d) Regulatory Matters. None of the issuance and sale of the Securities pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof. There shall not have been any legal action, order, decree or other administrative proceeding instituted against the Company or against the Subscriber relating to the issuance of the Securities or the Subscriber’s activities in connection therewith or any other transactions contemplated by this Agreement or the other Transaction Documents.
(e) Consents. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Transaction Documents.
8. Covenants of Subscriber Not to Short Stock. The Subscriber and its Affiliates and assigns agree not to make any short sale of, or grant any option for the purchase of or enter into any hedging or similar transaction with the same economic effect as a short sale, the Shares until one-hundred eighty (180) days following the issuance of the Shares.

9. Miscellaneous.
(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable overnight courier service with charges prepaid, or (iv) transmitted by hand delivery, electronic mail, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by electronic mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), (b) the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (c) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Irvine Sensors Corporation, 3001 Red Hill Avenue, Costa Mesa, CA 92650, Attn: Chief Financial Officer, telecopier: (714) 444-8773, with a copy by telecopier only to: Dorsey & Whitney LLP, 38 Technology Drive, Suite 100, Irvine, CA 92618, Attn: Ellen S. Bancroft, Esq., telecopier: (949) 932-3601, and (ii) if to the Subscriber, to: the address and telecopier number indicated on the signature pages hereto.
(b) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscriber have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber.
(c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.
(d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of California or in the federal courts located in the state of California. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.
(e) Specific Enforcement, Consent to Jurisdiction. The Company and the Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 9(d) hereof, each of the Company, the Subscriber and any signatory hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in California of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f) Independent Nature of Subscribers. The Company acknowledges that the obligations of the Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber who is also purchasing Securities in the transaction (collectively, with the Subscriber, referred to as the “Subscribers”), and none of the Subscribers shall be responsible in any way for the performance of the obligations of any of the other Subscribers under the Transaction Documents. The Company acknowledges that the decision of each of the Subscribers to purchase Securities has been made by each of such Subscribers independently of any of the other Subscribers and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any of the other Subscribers or by any agent or employee of any of the other Subscribers, and none of the Subscribers or any of its agents or employees shall have any liability to any of the Subscribers (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any of the Subscribers pursuant hereto or thereto shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each of the Subscribers shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any of the other Subscribers to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that it has elected to provide all of the Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.
(g) Consent. As used in the Agreement, “consent of the Subscribers” or similar language means the consent of holders of not less than a majority of the outstanding principal amount of the Notes owned by Subscribers on the date consent is requested.
(h) Omnibus Signature Page. This Agreement is intended to be read and construed in conjunction with the Secured Promissory Note, the Intercreditor Agreement and the Collateral Agent Agreement pertaining to the issuance by the Company of the Securities pursuant to the Memorandum. Accordingly, pursuant to the terms and conditions of this Agreement it is hereby agreed that the execution by the Subscriber of this Agreement, in the place set forth herein shall constitute agreement to be bound by the terms and conditions of the Secured Promissory Note, the Intercreditor Agreement and the Collateral Agent Agreement, with the same effect as if each such separate, but related agreement, was separately signed.
10. Wire Instructions
For wiring the funds directly to the Escrow Account please use the following instructions:

Account Name:	US National Bank as Escrow Agent

for Irvine Sensors Corp.

ABA Number:	091000022

A/C Number:	180121167365

FBO:	[Investor Name]

[Investor’s Social Security Number]

[Investor’s Address]
[THIS SPACE INTENTIONALLY LEFT BLANK]

OMNIBUS SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT,
SECURED PROMISSORY NOTE, INTERCREDITOR AGREEMENT AND COLLATERAL
AGENT AGREEMENT
IN WITNESS WHEREOF, the Subscriber hereby represents and warrants that the Subscriber has read this entire Agreement and the Confidential Placement Memorandum and hereby executes and delivers this Agreement as of the                      day of                       , 2008.

SUBSCRIBER	NOTE PRINCIPAL

Name:	$

Address:

Fax:

(Signature)

Title:
ACCEPTANCE
IN WITNESS WHEREOF, the Company has duly executed and delivered this Agreement as of the                      day of                     , 2008.

IRVINE SENSORS CORPORATION a Delaware corporation
By:
Name:
Title:

Schedule 1 to Subscription Agreement
Name:
INVESTOR QUESTIONNAIRE
Purpose of this Questionnaire
The secured promissory notes and the shares of Common Stock to be issued in connection with such secured promissory notes (collectively, the “Securities”) of Irvine Sensors Corporation, a Delaware corporation (the “Company”), will be offered without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state, in reliance on the exemptions contained in Section 4(2) of the Act and Regulation D promulgated thereunder and on similar exemptions under applicable state laws. Under Section 4(2) of the Act and/or certain state securities laws, the Company may be required to determine that an individual, or an individual together with a “purchaser representative,” or each individual equity owner of an investing entity meets certain suitability requirements before offering to sell the Securities to such individual or entity. THE COMPANY MAY, IN ITS DISCRETION, EXCLUDE ANY INDIVIDUAL FROM THE OFFERING TO THE EXTENT NECESSARY TO COMPLY WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS. This Investor Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy the Securities or any other security.
Instructions. Please complete this questionnaire by filling in the information called for, checking the appropriate boxes, and signing below. Please fax and mail the completed questionnaire to J. P. Turner & Company, LLC.
Representations
The undersigned hereby represents to the Company as follows:
1. Accredited Investor Status. The undersigned has read the definition of “accredited investor” as defined in Rule 501 of Regulation D attached hereto as Attachment 1, and certifies that either (check one):
☐      The undersigned is an “accredited investor;” or

☐      The undersigned is not an “accredited investor.”
2. Domicile/State of Organization. The undersigned’s state of domicile/organization is:                     .
The foregoing representations are true and accurate as of the date hereof. The undersigned undertakes to notify the Company regarding any material change in the information set forth above prior to the purchase by the undersigned of any Securities of the Company.

Dated:

Address:

Signature of Investor(s)	Telephone:
Facsimile:
Email:

Print Name of Investor(s)

Print Title (if applicable)

ATTACHMENT 1
Rule 501. Definitions and Terms Used in Regulation D under the Act.
As used in Regulation D, the term “accredited investor” shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:
(1) Any bank as defined in Section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
(2) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
(3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
(5) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;
(6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
(7) Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and
(8) Any entity in which all of the equity owners are accredited investors.